Exhibit 99.2

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005

Research and Development GmbH

RESEARCH AND DEVELOPMENT GMBH

INDEPENDENT AUDITORS’ REPORT

To Research and Development GmbH, Vienna

We have audited the accompanying balance sheet of Research and Development GmbH, Vienna, as of December 31, 2005, and the related profit and loss statement, statement of cashflows and statement of changes in stockholder´s equity, for the year then ended stated in Euros.

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in Austria.

AUDITOR TREUHAND GMBH
A member of Deloitte Touche Tohmatsu
June 19, 2006

I. BALANCE SHEET

ASSETS

Dec 31, 2005
EUR

A. Fixed Assets	481.547,66

I. Intangible assets	59.991,25

1. Software	59.991,25

II. Tangible assets	421.556,41
1. Leasehold improvements	58.232,59
2. Office fixtures, fittings and equipment	356.600,32
3. Fixed assets under construction and prepayments	6.723,50

B. Current Assets	585.097,66

I. Receivables and other assets	585.097,66

1. Receivables — trade	532.089,00
2. Other receivables and assets	53.008,66

II. Cash on hand and at bank	0,00

1. Cash at bank	0,00

C. PREPAID EXPENSES	4.960,46

Total Assets	1.071.605,78

LIABILITIES

Dec 31, 2005
EUR

A. STOCKHOLDER´S EQUITY	237.337,91

I. Share Capital	35.000,00

1. thereof not yet paid in	-17.500,00

II. Retained Earnings	219.837.91
(thereof profit brought forward EUR 70.783,69, PY 0,00)

B. PROVISIONS AND ACCRUALS	164.974,41

1. Provisions for taxes	49.484,67
2. Other provisions and accruals	115.489,74

C. LIABILITIES	669.293,46

1. Liabilities to banks	34.626,42
2. Liabilities — trade	27.237,54
3. Other liabilities	607.429,50
(thereof for taxes EUR13.033,35, PY TEUR 8)
(thereof for social security EUR 0,00, PY TEUR 0)

Total Liabilities and Stockholder’s Equity	1.071.605,78

II. PROFIT AND LOSS STATEMENT

2005
EUR
1. Revenue	2.257.717,10
2. Other operating income	4.073,66
a) other	4.073,66

3. Revenue and other operating income	2.261.790,76

4. Cost of material and purchased services	-254.522,86
a) cost of material	-31.010,64
b) purchased services	-223.512,22

5. Gross Profit	2.007.267,90

6. Personnel costs	-1.134.459,20
a) Salaries and wages	-886.599,58
b) Expenses for severance payments	-12.102,84
c) Expenses for social security and other payroll related taxes	-219.445,30
d) other social costs	-16.311,48

7. Subtotal	872.808,70

8. Amortisation of intangible assets and depreciation of tangible fixed assets	-206.209,23
9. Other operating costs	-459.887,64
a) other	-459.887,64

10. Operating profit	206.711,83

11. Interest received and similar income	218,29
12. Interest and similar expenses	-7.080,15

13. Result from financial activities	-6.861,86

14. Result from ordinary business	199.849,97

15. Extraordinary Result	-0,01

16. Extraordinary expenses	-0,01
17. Income taxes	-50.795,74

18. Profit for the year	149.054,22

19. Profit brought forward	70.783,69

20. Retained Earnings	219.837,91

RESEARCH AND DEVELOPMENT GMBH
Vienna

III. Statement of Cash Flows

 (following accounting standard KFS BW2 issued by the Chamber of Certified Public Accountants   and Tax Advisers)

2005 EUR
Profit/-Loss for the year	149,054.22

Adjustments to Profit/-Loss for the year:
Depreciation and amortisation	206,209.23
Loss from disposal of fixed assets	8,194.58
Adjusted Profit/-Loss for the year	363,458.03

Changes in Working Capital:
Accounts receivable — trade	-302,229.00
Other receivables	15,676.65
Prepaid expenses	1,707.99
Provision for income taxes	23,644.29
Other Provisions and accruals	67,219.68
Accounts payable — trade	27,237.54
Other liabilities	249,916.45
Total Changes in Working Capital	83,173.60

Net Cash Provided by Operating Activities	446,631.63

Cash Flows from Investing Activities:
Capital expenditures	-518,872.45
Cash from disposal of fixed assets	0.00
Net Cash Used in Investing Activities	-518,872.45

Net Cash Excess/-Deficit Before Financing Activities	-72,240.82

Cash Flows from Financing Activities:
Loans from Banks	34,626.42
Net Cash Provided by Financing Activities	34,626.42

Increase/-Decrease in Cash on hand and in banks	-37,614.40
Beginning Balance Cash on hand and in banks	37,614.40
Ending Balance Cash on hand and in banks	0.00

RESEARCH AND DEVELOPMENT GMBH
Vienna

IV. STATEMENT OF CHANGES IN STOCKHOLDER´S EQUITY

	Jan 1, 2005	Capital paid in	Repayments	Dividends	Profit (Loss) for the year	Dec 31, 2005
	EUR	EUR	EUR	EUR	EUR	EUR

Registered Share Capital	35,000.00	—	—	—	—	35,000.00

thereof not yet paid in	-17,500.00	—	—	—	—	-17,500.00
	17,500.00	—	—	—	—	17,500.00

Retained Earnings	70,783.69				149,054.22	219,837.91

Stockholder´s Equity	88,283.69	—	—	—	149,054.22	237,337.91

V. NOTES TO THE FINANCIAL STATEMENTS

Research and Development GmbH with its registered office in Vienna, Deutschstrasse 3 and a registered share capital of EUR 35.000, of which the half amount is paid in, commenced business in June 2004.

The company is registered with the commercial court in Vienna under the company register number FN 240013k .

Sole Shareholder is:                                                                              Mr. Walter Grubmueller

Managing Director is:                                                                           Mrs. Beata Sadowska

The company is concerned with the development of Fixed Odd Betting Terminals.

I.                                         GENERAL

Accounting and Valuation Methods

The financial statements were prepared in accordance with required accounting principles and present a true and fair view of the company´s net assets, financial position and the results of the company. The accounting, valuation and the disclosure of the individual captions in the financial statements were made in accordance with sections 196 and 211 HGB (Austrian Commercial Code) and considering the special provisions related to corporations in sections 222 to 235 HGB (Austrian Commercial Code).

The fixed assets were valued at cost less accumulated depreciation or amortisation.
The development of the fixed assets is included in Appendix II to the notes.

Other provisions and accruals include accrued audit and consulting fees, accruals for not yet consumed vacation and employee bonuses for 2005.

II.                                     Disclosures to the Balance Sheet and the Profit and Loss Statement.

Disclosures to the Balance Sheet

Disclosures to fixed assets

With regard to the captions of the fixed assets reference is made to Appendix II and the comments on the valuation above.

Disclosures to Current Assets

The other receivables and assets are detailed in Appendix I “Schedule on Details of Balance Sheet and Profit and Loss Statement Captions”. They mainly consist of VAT receivables due from financial authorities and receivables related to a tax credit for 2004.

Disclosures to Accruals

A detail to the accruals is included in Appendix I. They include mainly accrued auditor and consultant fees, accrued expenses for not yet consumed vacations and an accrual for employee bonuses.

Disclosure to liabilites

Liabilities to banks correspond to the respective bank statements as of December 31, 2005.

The maturity of the liabilities is detailed in Appendix III.

Other liabilities are detailed in Appendix I

Contingent Liabilities according to section 199 HGB (Austrian Commercial Code)

According to management contingent liabilities do not exist.

Disclosure to the profit and loss statement

An explanation of the individual composition of the profit and loss statement is not required as the detailed breakdown and description of accounts included can be seen from Appendix I.

III.                                 Other required disclosures

The financial statements were prepared in accordance with applicable legal requirements.

Mrs. Beata Sadowska assumed the responsibility as Managing Director during 2005.

As of the balance sheet date the company had 36 employees.

Vienna, in April 2006.

On behalf of

Research and Development GmbH

Beata Sadowska mp

Managing Director

Schedule on Detail of Balance Sheet	Appendix I
and Profit and Loss Statement	to the Notes to the Financial Statements

I. BALANCE SHEET

Dec 31, 2005
EUR
ASSETS

A Fixed Assets	481.547,66

I. Intangible assets	59.991,25

1. Software	59.991,25
IT programs	59.496,25
IT program IGE 20%	495,00

II. Tangible assets	421.556,41

1. Leasehold Improvements	58.232,59

Leasehold Improvements	58.232,59

2. Office fixtures, fittings and equipment	356.600,32

Machinery and tools	3.797,50
Office equipment	252.864,46
Office equipment IGE	13.750,86
Cars	56.012,50
Trucks	30.175,00

3. Fixed Assets under construction and prepayments	6.723,50

Prepayments	4.500,00
Fixed assets under construction	2.223,50

B. Current Assets	585.097,66

I. Receivables and other assets	585.097,66

1. Accounts receivable—trade	532.089,00

Accounts receivable—trade	532.089,00

2. Other receivables and assets	53.008,66

Other receivables	43.060,58
Corporation tax credit	0,00
VAT-receivables	9.948,08
Settlement account financial authorities	0,00

II. Cash on hand and at bank	0,00
1. Cash at bank	0,00

Bank Austria	0,00

C. Prepaid Expenses	4.960,46

1. Prepaid Expenses	4.960,46

Total Assets	1.071.605,78

LIABILITIES

Dec 31, 2005 EUR
A. Stockholder´s Equity	237.337,91

I. share capital	17.500,00

Registered share capital	35.000,00

Thereof not yet paid in	-17.500,00

II. Retained Earnings	219.837,91
(thereof profit brought forward EUR 70.783,69)

B. Provisions and accruals	164.974,41

1. Provisions for taxes	49.484,67

Corporate income tax	49.484,67

2. Other provisions and accruals	115.489,74

Other provisions and accruals	101.489,74

Tax and legal advice	14.000,00

C. Liabilities	669.293,46

1. Liabilities to banks	34.626,42

Bank Austria	34.626,42

2. Accounts payable — trade	27.237,54

Accounts payable — trade	27.237,54

3. Other payables	607.429,50

Salaries and wages accrued	2.740,12
Loan The Global Draw	401.000,00
Loan
Grubmueller Walter	100.000,00
Settlement account
Sadowska Beata	10.445,98
Settlement account
Eckerstorfer Thomas	1.514,70
Other liabilites	78.695,35
Payroll income tax	9.767,39

Dec 31, 2005 EUR
Other payroll related taxes	3.265,96
Settlement account social security	0,00

thereof from taxation	13.033,35

Payroll income tax	9.767,39
Other payroll related taxes	3.265,96

Thereof for social security	0,00

Settlement account social security	0,00

Total Liabilities and Stockholder’s Equity	1.071.605,78

II. Profit and Loss Statements

2005 EUR
1. Revenue	2.257.717,10

Revenue Non-EU 0%	4.106,00
Revenue EU 0%	2.487.163,00
Credit notes EU	-250.000,00
Revenue IGL	16.390,00
Revenue from insurance indemnity	58,10

2. Other operating income	4.073,66

a) Other	4.073,66
Other 0%	4.073,66

3. Total Revenue and Other operating income	2.261.790,76

4. Cost of material and purchases services	-254.522,86

a) Cost of material	-31.010,64
Cost of goods sold	-20.310,00
Cost of goods sold IGE	-593,06
Auxiliary material	-10.107,58
Packaging material	0,00

b) Cost of purchased services	-223.512,22

Freight in	0,00
External services 0%	-17.304,03
External services 20%	-49,317,91
External services - EU	-156.890,28

5. Gross Profit	2.007.267,90

6. Personnel Costs	-1.134.459,20

a) Salaries and wages	-886.599,58

Salaries and wages	-706.259,07
Overtime	-22.996,15
Holiday and Christmas pay	-118.845,09
Allocation accrual for bonuses	-6.330,00
Allocation accrual not yet consumed vacation	-49.089,68
Contribution AMS for personnel	21.000,00
Reimbursement of expenses	-3.653,84
Daily allowances	-1.018,80
Refund AUVA	593,05

2005 EUR

b) Expenditure for leaving indemnities	-12.102,84

Contributions to the external severance payment scheme	-12.102,84

c) Expenses for social security and other payroll
related taxes	-219.445,30
Employee´s social security contributions	-173.801,76
Employer’s social security contribution	-22.438,74
Addition to employer’s social security contribution	-1.994,56
Community tax	-20.886,95
Community tax prior year	465,11
U-Bahn tax	-788,40

d) Other social expenses	-16.311,48

Other voluntary social expenses	-16.311,48

7. Sub Total	872.808,70

8. Amortisation and Depreciation	-206.209,23

a) of intangible and tangible fixed assets	-206.209,23

Amortisation and Depreciation	-206.209,23

9. Other operating costs	-459.887,64

a) Other	-459.887,64

Fuel consumption — truck	-2.847,11
Fuel consumption — cars	-4.500,51
Electricity	-7.940,79
Building maintenance	0,00
Truck maintenance	202,59
Car maintenance	-6.716,53
Miscellaneous maintenance	-8.271,18
Cleaning	-29.751,59
Transport by third parties	-13.056,48
Travel expenses	-106.264,97
Mileage allowance	-5.738,85
Postage expenses	-629,79
Netline charges	-8.074,20
Telephone costs	-70.595,45
Rental expenses	-77.243,33
Real estate tax	-1.952,02
IT consulting	-13.469,07
Stationary	-9.505,95
Technical literature and publications	-853,05

Dec 31, 2005 EUR
Technical literature IGE	-315,08
Advertising expenses	-2.720,30
Other advertising expenses	-11.313,32
Hospitality expenses	-3.450,80
Non-deductible hospitality expenses	-3.252,85
Miscellaneous insurance	-2.100,00
Car insurance	-3.822,62
Truck insurance	-2.880,77
Legal fees	-23.800,00
Accounting expenses	-11.902,00
Education and conferences	-187,48
Miscellaneous charges	-13.941,63
Chamber charges	-505,60
Bank transfer expenses	-4.258,35
Book value tangible assets disposed of	-8.194,58
Work clothes	-33,98

10. Operating profits	206.711,83

11. Interest received and similar income	218,29

Interest income	218,29

12. Interest and Similar Expenses	-7.080,15

Interest and similar expenses	-7.000,00
Interest on taxes 2004	-80,15

13. Result from financial activities	-6.861,86

14. Profit from ordinary activities	199.849,97

15. Extraordinary Expenses	-0,01

Adjustment value added tax	-0,01

16. Extraordinary Result	-0,01

17. Income tax	-50.795,74

Corporation income tax	-50.741,17
Capital gain tax	-54,57

18. Profit for the year	149.054,22

19. Profit brought forward	70.783,69

Profit brought forward	70.783,69

20. Retained Earnings	219.837,91

Research and Development GmbH
Vienna

APPENDIX II to the Notes to the Financial Statements

DEVELOPMENT OF FIXED ASSETS

(Amounts in EURO)

	HISTORICAL COSTS				Accumulated
	Jan 1, 2005	Additions	Disposals	Dec 31, 2005	Depreciation Dec 31, 2005	Book value Jan 1, 2005	Book value Dec 31, 2005	Depreciation 2005
I. Intangible Assets
Software	4,069.97	77,335.72	—	81,405.69	21,414.44	3,391.64	59,991.25	20,736.11
Total Intangible Assets	4,069.97	77,335.72	—	81,405.69	21,414.44	3,391.64	59,991.25	20,736.11

II. Tangible Assets
1. Leasehold improvements	45,026.27	31,947.77	9,151.72	67,822.32	9,589.73	41,735.56	58,232.59	7,256.16
2. Office fixtures, fittings and equipment	152,303.81	402,865.46	61,044.45	494,124.82	137,524.50	131,951.82	356,600.32	178,216.96
3. Fixed assets under construction and prepayments	—	6,723.50	—	6,723.50	—	—	6,723.50	—
Total Tangible Assets	197,330.08	441,536.73	70,196.17	568,670.64	147,114.23	173,687.38	421,556.41	185,473.12
Total Fixed Assets	201,400.05	518,872.45	70,196.17	650,076.33	168,528.67	177,079.02	481,547.66	206,209.23

Research and Development GmbH
Vienna

Appendix III
to the Notes to the Financial Statements

Maturity dates for liabilities
(Amounts in EURO)

		Maturity date of
	Dec 31, 2005	Less than one year	More than one year	More than one and less than five years
Liabilities to banks	34,626.42	34,626.42	0.00	0.00
Liabilities — trade	27,237.54	27,237.54	0.00	0.00
Other liabilities	607,429.50	206,429.50	0.00	401,000.00
TOTAL	669,293.46	268,293.46	0.00	401,000.00